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                                                                   EXHIBIT 99.11
                                    BY-LAWS

                                      OF

                             ZECAL TECHNOLOGY, LLC

                     A Delaware limited liability company


                                   ARTICLE I
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                                    OFFICES
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     Section 1.  Registered Office.  The registered office of the company in the
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State of Delaware shall be located at 9 East Loockerman Street, Dover, DE 19901.
The name of the company's registered agent at such address shall be National Registered Agents, Inc. The registered office and/or registered agent of the company may be changed from time to time by action of the board of managers.

     Section 2.  Other Offices.  The company may also have offices at such other
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places, both within and without the State of Delaware, as the board of managers may from time to time determine or the business of the company may require.


                                  ARTICLE II
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                                   OFFICERS
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     Section 1.  Number.  The officers of the company shall be elected by the
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board of managers and shall consist of a chairman, a president and chief executive officer, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the board of managers. Any number of offices may be held by the same person. In its discretion, the board of managers may choose not to fill any office for any period as it may deem advisable, except that the offices of president and chief executive officer and secretary shall be filled as expeditiously as possible.

     Section 2.  Election and Term of Office.  The officers of the company shall
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be elected annually by the board of managers.  Vacancies may be filled or new offices created and filled at any meeting of the board of managers. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     Section 3.  Removal.  Any officer or agent elected by the board of managers
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may be removed by the board of managers whenever in its judgment the best interests of the
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company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 4.  Vacancies.  Any vacancy occurring in any office because of
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death, resignation, removal, disqualification or otherwise, may be filled by the board of managers for the unexpired portion of the term by the board of managers then in office.

     Section 5.  Compensation.  Compensation of all officers shall be fixed by
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the board of managers, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a member of the board of managers of the company.

     Section 6.  The Chairman.  The president and chief executive officer shall
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report to the chairman on the conduct of the Company's business as carried out by the president and chief executive officer. No compensation of any kind shall be paid to the chairman in connection with his duties as chairman unless such compensation has been affirmatively granted in writing by not less than a majority of the board of managers.

     Section 7.  The President and Chief Executive Officer.  The president and
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chief executive officer shall be the chief executive officer of the company;
subject to the powers of the board of managers and his duty to report to the chairman as provided in Section 6, shall have general charge of the business, affairs and property of the company, and control over its officers, agents and employees; and shall see that all orders and resolutions of the board of managers are carried into effect. The president and chief executive officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the company, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of managers to some other officer or agent of the company. The president and chief executive officer shall have such other powers and perform such other duties as may be prescribed by the board of managers or as may be provided in these by-laws.

     Section 8.  Vice-presidents.  The vice-president, or if there shall be more
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than one, the vice-presidents in the order determined by the board of managers or by the president and chief executive officer, shall, in the absence or disability of the president and chief executive officer, act with all of the powers and be subject to all the restrictions of the president and chief executive officer. The vice-presidents shall also perform such other duties and have such other powers as the board of managers, the president and chief executive officer or these by-laws may, from time to time, prescribe.

     Section 9.  The Secretary and Assistant Secretaries.  The secretary shall
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attend all meetings of the board of managers, all meetings of the committees thereof and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the president and chief executive officer's supervision, the secretary shall give, or cause to be given, all notices required to be given by the limited liability company agreement, these by-laws or by law; shall have such powers and perform such duties as the board of managers, the president and chief executive officer or these by-laws may, from time to time, prescribe. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of managers, shall, in the absence or disability of the secretary,

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perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of managers, the president and chief executive officer, or secretary may, from time to time, prescribe.

     Section 10.  The Treasurer and Assistant Treasurer.  The treasurer shall
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have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the company; shall deposit all monies and other valuable effects in the name and to the credit of the company as may be ordered by the board of managers; shall cause the funds of the company to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the president and chief executive officer and the board of managers, at its regular meeting or when the board of managers so requires, an account of the company; shall have such powers and perform such duties as the board of managers, the president and chief executive officer or these by-laws may, from time to time, prescribe. If required by the board of managers, the treasurer shall give the company a bond (which shall be rendered every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the board of managers for the faithful performance of the duties of the office of treasurer and for the restoration to the company, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the treasurer belonging to the company. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of managers, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. The assistant treasurers shall perform such other duties and have such other powers as the board of managers, the president and chief executive officer or treasurer may, from time to time, prescribe.

     Section 11.  Other Officers, Assistant Officers and Agents.  Officers,
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assistant officers and agents, if any, other than those whose duties are provided for in these by-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of managers.

     Section 12.  Absence or Disability of Officers.  In the case of the absence
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or disability of any officer of the company and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of managers may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.


                                  ARTICLE III
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                    INDEMNIFICATION OF OFFICERS AND OTHERS
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     Section 1.   Nature of Indemnity. Each person who was or is made a party or
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is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative
(hereinafter a "proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was an officer, of the

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company or is or was serving at the request of the company as an officer, employee, fiduciary, or agent of another company or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so unless prohibited from doing so by the Limited Liability Company Act of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the company to provide broader indemnification rights than said law permitted the company to provide prior to such amendment) against all expense, liability and loss (including attorneys' fees actually and reasonably incurred by such person in connection with such proceeding) and such indemnification shall inure to the benefit of his heirs, executors and administrators; provided, however, that, except as provided in Section 2 hereof, the company shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of managers of the company. The right to indemnification conferred in this Article III shall be a contract right and, subject to Sections 2 and 5 hereof, shall include the right to be paid by the company the expenses incurred in defending any such proceeding in advance of its final disposition. The company may, by action of its board of managers, provide indemnification to employees and agents of the company with the same scope and effect as the foregoing indemnification of officers.

     Section 2.  Procedure for Indemnification of Officers.  Any indemnification
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of an officer of the company under Section 1 of this Article III or advance of expenses under Section 5 of this Article III shall be made promptly, and in any event within thirty (30) days, upon the written request of an officer. If a determination by the company that the officer is entitled to indemnification pursuant to this Article III is required, and the company fails to respond within sixty (60) days to a written request for indemnity, the company shall be deemed to have approved the request. If the company denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article III shall be enforceable by an officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the company. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the company) that the claimant has not met the standards of conduct which make it permissible under the Limited Liability Company Act of the State of Delaware for the company to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the company. Neither the failure of the company (including its board of managers or its independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Limited Liability Company Act of the State of Delaware, nor an actual determination by the company (including its board of managers or its independent legal counsel) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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     Section 3.  Article Not Exclusive.  The rights to indemnification and the
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payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article III shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the limited liability company agreement, by-law, agreement, or otherwise.

     Section 4.  Insurance.  The company may purchase and maintain insurance on
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its own behalf and on behalf of any person who is or was an officer, employee, fiduciary, or agent of the company or was serving at the request of the company as an officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the company would have the power to indemnify such person against such liability under this
Article III.

     Section 5.  Expenses.  Expenses incurred by any person described in Section
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1 of this Article III in defending a proceeding shall be paid by the company in advance of such proceeding's final disposition unless otherwise determined by the board of managers in the specific case upon receipt of an undertaking by or on behalf of an officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the company.
Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of managers deems appropriate.

     Section 6.  Employees and Agents.  Persons who are not covered by the
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foregoing provisions of this Article III and who are or were employees or agents of the company, or who are or were serving at the request of the company as employees or agents of another company, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board of managers.

     Section 7.  Contract Rights.  The provisions of this Article III shall be
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deemed to be a contract right between the company and each officer who serves in any such capacity at any time while this Article III and the relevant provisions of the Limited Liability Company Act of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article III or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

     Section 8.  Merger or Consolidation.  For purposes of this Article III,
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references to "the company" shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its officers, and employees or agents, so that any person who is or was an officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as an officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall stand in the same position under this
Article III with respect to the resulting or surviving company as he or she would have with respect to such constituent company if its separate existence had continued.

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                                  ARTICLE IV
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                              GENERAL PROVISIONS
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     Section 1.  Checks, Drafts or Orders.  All checks, drafts, or other orders
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for the payment of money by or to the company and all notes and other evidences of indebtedness issued in the name of the company shall be signed by such officer or officers, agent or agents of the company, and in such manner, as shall be determined by resolution of the board of managers or a duly authorized committee thereof.

     Section 2.  Contracts.  The board of managers may authorize any officer or
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officers, or any agent or agents, of the company to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the company, and such authority may be general or confined to specific instances.

     Section 3.  Loans.  The company may lend money to, or guarantee any
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obligation of, or otherwise assist any officer or other employee of the company or of its subsidiary, including any officer or employee who is a director of the company or its subsidiary, whenever, in the judgment of the board of managers, such loan, guaranty or assistance may reasonably be expected to benefit the company. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of managers shall approve, including, without limitation, a pledge of the ownership interests of the company. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the company at common law or under any statute.

     Section 4.  Fiscal Year.  The fiscal year of the company shall be fixed by
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resolution of the board of managers in accordance with the terms of the limited liability company agreement.

     Section 5.  Voting Securities Owned By Company.  Voting securities in any
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other company or corporation held by the company shall be voted by the board of managers, unless the board of managers specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

     Section 6.  Section Headings.  Section headings in these by-laws are for
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convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     Section 7.  Inconsistent Provisions.  In the event that any provision of
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these by-laws is or becomes inconsistent with any provision of the certificate of formation, the limited liability company agreement, the Limited Liability Company Act of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

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                                   ARTICLE V
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                                  AMENDMENTS
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     These by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of managers or the members of the company.

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